 CORPORATE DATA


Transfer and Dividend Disbursing Agent
Harris Trust and Savings Bank
Shareholder Communications Team
P.O. Box A3504
Chicago, Illinois 60690-3504
1-800-394-5187 or 312-360-5198

Custodian
UMB Bank, N.A.

Legal Counsel
Bell, Boyd & Lloyd

Address of Company
200 West Madison Street
Suite 3510
Chicago, Illinois 60606
312-236-9190 or 800-BKF-1891


Baker, Fentress & Company

Report to Shareholders


[ARTWORK]


THIRD QUARTER

SEPTEMBER 30, 1998

[RECYCLING LOGO]

The Company's Report to Shareholders is printed on recycled paper. We encourage recycling and use of recycled products.

TO OUR SHAREHOLDERS


The third quarter was characterized by a marked increase in market volatility and changed investor expectations.

Concerns about problems that have affected the economies and financial institutions in Asia, Russia, Latin America, and other emerging markets, as well as the slowing earnings growth rates of U.S. companies, triggered a significant decline in the S&P 500 Index. For the quarter, the market, as measured by the total return on the index, was down 10.0%. The net asset value (NAV) total return of Baker, Fentress & Company decreased 6.9% for the period, and the market value total return fell 10.9%.

     While the sharpest decline began on July 20 and continued through August 31, when the S&P 500 Index fell 19.0% from its all-time high, volatility continued to characterize trading activity in the month of September, which saw nine days in which the index moved either up or down by more than 2%. Market participants were concerned by the problems affecting the global economy and with continuing reductions in earnings forecasts. Thus, investors were not as confident about an immediate resumption of the unprecedented rise we experienced in earlier periods, even with a positive interest rate environment. These factors probably will lead to continued volatility.

     This quarter witnessed the initiation of two new investment strategies: (1) a program to purchase put options on the S&P 500 Index and (2) an investment in a partnership that invests in Japanese securities. These strategies are described below and reflect our belief that the Company's investment approach should be receptive to new opportunities that fit within our overall philosophy of seeking total return through capital appreciation and protection.


PUBLIC PORTFOLIO

The value of the public portfolio at September 30, 1998 totaled $488.4 million, amounting to 64.7% of our total net assets, as compared to $524.6 million, or 64.6%, at June 30, 1998. In a turbulent market environment, an emphasis on the preservation of capital can play a significant role in the achievement of long-term results. To that end, on July 22, we began a program of purchasing put options on the S&P 500 Index. The purpose of this strategy is to provide a measure of portfolio protection while remaining invested in stocks and positioned for long-term appreciation. The options are intended to protect the public portfolio in a market decline, as they can be expected to increase in value as the S&P 500 Index declines. (In the event of a market rise, the total purchase price of the puts, and only the purchase price, would be lost.) From July 22 to September 30, we realized gains on the option strategy of $14.8 million. At the end of the quarter, the portfolio held options valued at $11.4 million with an unrealized loss of approximately $800,000. Although the capital committed to the options does not constitute a large percentage of the public portfolio, the


                   Baker, Fentress & Company   |   Third Quarter Report 1998   1
options clearly made a positive contribution to the overall return and provided the intended protection.

     While the S&P 500 fell 10.0% during the quarter, the value of our public portfolio decreased by 6.9%. In August, the put options had a positive effect on performance, while in September they had a negative impact (See Table I). Aside from the put option program, we believe that the fund's relative performance during this recent decline also benefited from the portfolio's significant position in cash and treasury bills that totaled 14.4% of public portfolio assets at quarter end, as well as from our stock selections. During this period we utilized defensive strategies to structure the portfolio to be less volatile than the market. In future periods we may follow different strategies.


Table I

                                       Portfolio
                                        Return        S&P 500
                  July                   -2.6%          -1.1%
                  August                 -6.7          -14.5
                  September               2.4            6.4
                  -------------------------------------------
                  Third Quarter          -6.9          -10.0

     On August 1, 1998, the Company made a $5 million dollar investment in Penta Japan Domestic Partners, L.P., a private investment partnership that invests primarily in Japanese equities, fixed income instruments and related securities. The partnership seeks to achieve superior long-term absolute investment returns by using a research-driven, fundamental investment approach and may take long and short positions and utilize leverage to achieve its objective.

     While the investment in the partnership involves only a very small percentage of the Company's total net assets, we view it as a long-term investment with the opportunity for significant appreciation over time. This commitment allows the Company to expand its investment horizons in a careful, measured way, while still adhering to a fundamental, research-driven approach. Through September 30, our investment in the partnership has achieved a return of approximately 11.1%.


PRIVATE PLACEMENT PORTFOLIO

There was relatively modest activity in the private placement portfolio during the third quarter. Shares of Citadel Communications Corporation (NASDAQ: CITC) traded as high as $25 13/16 on September 9 before closing at $20 7/16 on September 30. On August 20, we invested $500,000 in an affiliate of DuroLite International to help fund a strategic acquisition in Europe by that portfolio company. The outlook for completing an orderly liquidation of the portfolio's remaining assets is unchanged.


LEVCO

Total assets under management as of September 30, 1998 were $7.3 billion compared to $7.4 billion at the end of 1997. After raising the valuation of Levco in June, it was reduced in


2   Baker, Fentress & Company   |   Third Quarter Report 1998

September to its previous level to reflect the general decline in the valuation of financial services companies.


CONSOLIDATED-TOMOKA LAND CO. (CTO)

CTO's real estate development activity remains strong. Several new sales contracts were signed during the third quarter. In its other line of business, citrus production and sales, the harvest for the new crop year has just begun. Recent forecasts are for a smaller orange crop in Florida and California which should lead to higher citrus prices and improved earnings. CTO's operating results for the full year will depend largely on fourth quarter real estate closings and on the realization of higher citrus prices.

     CTO's dividend for 1998 was $0.70 per share, a 7.7% increase over the 1997 dividend.


PROJECTED 1998 DISTRIBUTIONS

In addition to the midyear distributions paid in May, which totaled $2.00 per share ($1.75 in capital gain and $0.25 in ordinary income), we expect to pay both a year-end capital gain distribution and an ordinary income dividend in mid to late December. We anticipate the 1998 calendar year distributions will meaningfully exceed 12% of average net assets for the 12 months ending October 31, 1998. The average net assets for the 11 months ended September 30, 1998 is $782 million, or approximately $20.88 per share. Although we intend to return to our 8% minimum distribution target in 1999 and beyond, actual distributions will be dependent upon market conditions.


OTHER BUSINESS

The Company is currently in the process of applying to the Securities and Exchange Commission (the "SEC") for exemptive relief regarding a compensation plan that would, among other things, allow for the issuance of restricted stock and options to key employees. In addition to requiring exemptive relief from the SEC, this plan will need to be approved by shareholders to become effective. We hope to be able to hold a special shareholders' meeting to vote on the plan before the end of the year. You will receive a proxy statement containing a description of the plan prior to the proposed meeting.


/s/  James P. Gorter

James P. Gorter
Chairman of the Board




/s/  John A. Levin

John A. Levin
President and CEO



                   Baker, Fentress & Company   |   Third Quarter Report 1998   3

STATEMENT OF INVESTMENTS


September 30, 1998 - Unaudited                   Shares      Value
                                                 -------  ----------
INVESTMENTS IN UNAFFILIATED ISSUERS--57.09%
Public--55.43%
  Common Stock--50.97%
      Basic Materials--2.92%
        E.I. du Pont de Nemours and Company....   90,000  $ 5,062,500
        Getchell Gold Corporation (b)..........  232,000    4,886,616
        Monsanto Company.......................  166,400    9,360,000
        Sealed Air Corporation (b).............   84,440    2,691,525
                                                          -----------
                                                           22,000,641
                                                          -----------
      Capital Goods--5.82%
        The Boeing Company.....................   96,436    3,309,008
        General Electric Company...............   80,000    6,365,040
        Lockheed Martin Corporation............   86,800    8,750,568
        Owens-Illinois, Inc. (b)...............  226,500    5,662,500
        Sunstrand Corporation..................  194,695    9,028,981
        United Technologies Corporation........  141,300   10,800,690
                                                          -----------
                                                           43,916,787
                                                          -----------
      Communication Services--3.51%
        Bell Atlantic Corporation..............  191,000    9,251,658
        Chancellor Media Corporation (b).......  178,300    5,950,763
        MediaOne Group, Inc. (b)...............  140,000    6,221,320
        Loral Space & Communications Ltd. (b)..  340,775    5,026,431
                                                          -----------
                                                           26,450,172
                                                          -----------
      Consumer Cyclical--5.07%
        The Black & Decker Corporation.........  175,500    7,305,187
        J.C. Penney Company, Inc...............   98,200    4,412,912
        TRW Inc................................  218,400    9,691,500
        Tribune Company........................  334,600   16,834,730
                                                          -----------
                                                           38,244,329
                                                          -----------
      Consumer Staples--2.68%
        PepsiCo, Inc...........................  160,700    4,730,687
        Philip Morris Companies Inc............  157,200    7,270,500
        Ralston Purina Company.................  280,800    8,213,400
                                                          -----------
                                                           20,214,587
                                                          -----------
      Energy--3.80%
        Amerada Hess Corporation...............   46,700    2,694,030
        Sempra Energy..........................  542,843   14,148,117
        Unocal Corporation.....................  325,300   11,792,125
                                                          -----------
                                                           28,634,272
                                                          -----------

          See accompanying Notes to Statement of Investments

4  Baker, Fentress & Company | Third Quarter Report 1998

STATEMENT OF INVESTMENTS

September 30, 1998 - Unaudited                                     Shares        Value
                                                                   -------    -----------
INVESTMENTS IN UNAFFILIATED ISSUERS (continued)
      Financials--8.65%
        Ace Ltd..................................................  161,500    $ 4,845,000
        Aetna Inc................................................   82,600      5,740,700
        Annuity and Life Re (Holdings), Ltd. (b).................    2,000         39,500
        Aon Corporation..........................................  104,000      6,708,000
        The Bank of New York Company, Inc........................  278,000      7,610,250
        W.R. Berkley Corporation.................................   22,000        657,250
        The CIT Group, Inc., Class A.............................   30,000        768,750
        The Chase Manhattan Corporation..........................   12,800        552,000
        CRIIMI MAE Inc...........................................  130,000      1,145,690
        EXEL Limited, Class A....................................  129,916      8,184,705
        Fairfax Financial Holdings Ltd. (Stock Purchase Rights)..   78,000         29,250
        First Investors Financial Services Group, Inc. (b).......  292,600      1,572,725
        First Sierra Financial, Inc. (b).........................    6,520         59,091
        Heller Financial, Inc. (b)...............................   40,000        960,000
        Mellon Bank Corporation..................................   10,800        594,000
        Morgan Stanley Dean Witter & Co..........................   14,000        603,750
        NAC Re Corp..............................................   24,000      1,182,000
        NationsBank Corporation..................................   69,687      3,728,255
        Partner Re Ltd...........................................   79,000      3,164,977
        Risk Capital Holdings, Inc. (b)..........................   21,000        462,000
        SLM Holding Corporation..................................   20,500        664,979
        TIG Holdings, Inc........................................  283,200      3,982,640
        Terra Nova Holdings Ltd., Class A........................   32,800        885,600
        Tokio Marine & Fire Insurance Company, Limited (ADR).....  125,000      5,562,500
        Travelers Group Inc. (b).................................   23,600        885,000
        UICI (b).................................................   80,900      1,334,850
        Unitrin, Inc.............................................   42,000      2,695,895
        Vesta Insurance Group, Inc...............................   70,000        603,750
                                                                              -----------
                                                                               65,223,107
                                                                              -----------

      Health Care--3.52%
        Eli Lilly and Company....................................  101,500      7,948,770
        Genentech, Inc. (b)......................................  185,700     13,347,187
        Pfizer Inc...............................................   50,000      5,287,500
                                                                              -----------
                                                                               26,583,457
                                                                              -----------

      Technology--5.90%
        First Data Corporation...................................  435,600     10,236,600
        International Business Machines Corporation..............  111,500     14,327,750
        Philips Electronics N.V..................................  149,600      7,984,900
        Texas Instruments Incorporated...........................  226,200     11,988,600
                                                                              -----------
                                                                               44,537,850
                                                                              -----------

See accompanying Notes to Statement of Investments

                        Baker, Fentress & Company | Third Quarter Report 1998  5

STATEMENT OF INVESTMENTS

September 30, 1998 - Unaudited
                                                                             Shares or
                                                                          Principal Amount       Value
                                                                          ----------------    ------------
INVESTMENTS IN UNAFFILIATED ISSUERS (continued)
    Utilities - 9.10%
      Consolidated Edison Company of New York, Inc. ...................             65,700    $  3,416,400
      Duke Energy Corporation..........................................            365,540      24,194,361
      KeySpan Energy Corporation.......................................            780,620      22,394,427
      Potomac Electric Power Company...................................            455,100      12,060,150
      Texas Utilities Company..........................................            141,100       6,569,969
                                                                                              ------------
                                                                                                68,635,307
                                                                                              ------------
        Total common stock (Cost $335,864,891).........................                        384,440,509
                                                                                              ------------
  Preferred Stock - 0.61%
      Owens-Illinois, Inc., 4.75%......................................             85,400       3,053,050
      Sealed Air Corporation, $2.00 Series A...........................             42,750       1,544,344
                                                                                              ------------
        Total preferred stock (Cost $5,580,677)........................                          4,597,394
                                                                                              ------------
  Convertible Bonds - 1.60%
      Hewlett-Packard Company, Zero Coupon Bond
       due 10/14/2017 (h)..............................................        $22,785,000      12,047,569
                                                                                              ------------
        Total convertible bonds (Cost $12,472,767).....................                         12,047,569
                                                                                              ------------
  Limited Partnerships - 0.74%
      Penta Japan Domestic Partners, L.P...............................        $ 5,000,000       5,556,466
                                                                                              ------------
        Total limited partnerships (Cost $5,000,000)...................                          5,556,466
                                                                                              ------------
  Purchased Put Options - 1.51%
                                                            Expiration
                                                              Date/
                                                           Strike Price
                                                           ------------
      S&P 500 Index.......................................  Oct 98/1050                 55         247,500
      S&P 500 Index.......................................  Oct 98/1075                540       3,375,000
      S&P 500 Index.......................................  Dec 98/1050                 20         149,750
      S&P 500 Index.......................................  Dec 98/1075                702       6,107,400
      S&P 500 Index.......................................  Dec 98/1100                 25         252,187
      S&P 500 Index.......................................  Dec 98/1150                 96       1,296,000
                                                                                              ------------
        Total purchased put options (Cost $12,232,899)....                                      11,427,837
                                                                                              ------------
        Total public portfolio (Cost $371,151,234)........                                     418,069,775
                                                                                              ------------
Private Placement - 1.66%
      Paracelsus Healthcare Corporation - hospital management company
       Common Stock (b)(c)(e)..........................................            535,443         910,253
      Security Capital U.S. Realty - real estate investment trust
       Common Stock (b)................................................            983,528      10,523,745
      Golder, Thoma, Cressey Fund II Limited Partnership (c)(d)........        $   158,258       1,135,691
      Phillips-Smith Specialty Retail Group Limited Partnership (c)(d).        $    61,060          27,492
                                                                                              ------------
        Total private placement portfolio (Cost $14,288,302)...........                         12,597,181
                                                                                              ------------
      Total investments in unaffiliated issuers (Cost $385,439,536)....                        430,666,956
                                                                                              ------------

      See accompanying Notes to Statement of Investments

6  Baker, Fentress & Company | Third Quarter Report 1998

STATEMENT OF INVESTMENTS

September 30, 1998 - Unaudited

                                                                                       Shares or
                                                                                   Principal Amount    Value
                                                                                   ---------------- ------------
INVESTMENTS IN CONTROLLED AFFILIATES -- 27.52%
  Publicly-Traded -- 8.62%
        Consolidated-Tomoka Land Co., Common Stock
          (majority-owned) - development of Florida real estate;
          production and sale of citrus fruit (Cost $5,030,627)......................    5,000,000  $ 65,000,000
                                                                                                    ------------
  Private Placement -- 1.52%
        DuroLite International, Inc. - manufacturer and distributor of specialized lighting products
          Convertible Preferred Stock (b)(c)(d)......................................        2,500     2,627,250
          12% Subordinated Note due 11/03/2004 (c)(d)................................  $ 8,000,000     7,872,750
        DuroLite Europe Holdings, Inc. - subsidiary of DuroLite International, Inc.
          20% and 23% Promissory Notes due 08/20/99 (c)(d)...........................  $    500,00       500,000
        E-Sales, Inc. - diversified environmental services marketing organization
          Convertible Preferred Stock (b)(c)(d)......................................      500,000       500,000
                                                                                                    ------------
           Total private placement portfolio (Cost $11,500,000)......................                 11,500,000
                                                                                                    ------------
  Wholly-Owned Subsidiary -- 17.38%
        Levin Management Co., Inc. - investment management
           Common Stock (b)(c)(d)....................................................        1,000    66,155,368
          9.75% Notes due 06/28/1999 (c)(d)..........................................  $65,000,000    65,000,000
                                                                                                    ------------
           Total wholly-owned subsidiary (Cost $120,645,890).........................                131,155,368
                                                                                                    ------------
        Total investments in controlled affiliates (Cost $137,176,517)...............                207,655,368
                                                                                                    ------------
INVESTMENTS IN NON-CONTROLLED AFFILIATES -- 5.52%
  Private Placement -- 5.52%
        Citadel Communications Corporation - radio broadcasting
           Common Stock (b)(c)(f)....................................................    2,239,236    41,187,929
        TBN Holdings Inc. - hazardous waste recycler
           12% Subordinated Note Due 12/31/2002 (b)(c)(d)(g).........................  $ 8,000,000       500,000
           Series C-3 Convertible Preferred Stock (b)(c)(d)..........................    1,511,628            --
           Stock Purchase Warrants Expiring 12/31/2002 (b)(c)(d).....................    1,100,000            --
                                                                                                    ------------
        Total investments in non-controlled affiliates (Cost $13,110,996)............                 41,687,929
                                                                                                    ------------
MONEY MARKET SECURITIES -- 8.57%
        U.S. Treasury bills - 4.59% due 10/01/98.....................................  $20,000,000    19,997,450
        U.S. Treasury bills - 4.72% due 11/27/98.....................................  $45,000,000    44,657,800
                                                                                                    ------------
        Total investments in money market securities (Cost $64,655,250)..............                 64,655,250
                                                                                                    ------------
        TOTAL INVESTMENTS -- 98.70% (Cost $600,382,299)...............................               744,665,503
                                                                                                    ------------
        Cash and Other Assets, Less Liabilities -- 1.30%..............................                 9,777,368
                                                                                                    ------------
        NET ASSETS -- 100.00%                                                                       $754,442,871
                                                                                                    ============

See accompanying Notes to Statement of Investments

                        Baker, Fentress & Company | Third Quarter Report 1998  7

 NOTES TO STATEMENT OF INVESTMENTS

      ----------------
      (a) Based on the cost of investments of $549,477,616, for federal income tax purposes at September 30, 1998, net unrealized appreciation was $195,187,887, which consisted of gross unrealized appreciation of $232,006,313 and gross unrealized depreciation of $36,818,426.

      (b) Non-income producing security.

      (c) Securities subject to legal or contractual restrictions on sale are valued at cost on the dates of acquisition and at a fair value determined in good faith by the board of directors of the Company as of September 30, 1998, based upon all factors deemed relevant by the board. The quantitative and qualitative factors considered by the board of directors may include, but are not limited to, type of securities, nature of business, marketability, restrictions on disposition, market price of unrestricted securities of the same issue (if any), comparative valuation of securities of publicly-traded companies in the same or similar industries, valuation of recent mergers and acquisitions of similar companies, current financial condition and operating results, sales and earnings growth, operating revenues, competitive conditions, and current and prospective conditions in the overall stock market.

          The values determined by the board of directors may not reflect amounts that could be realized upon immediate sale, nor amounts that ultimately may be realized. Accordingly, the fair values included in the statement of investments may differ from the values that would have been used had a ready market existed for these securities, and such differences could be significant. The aggregate value of restricted securities was $186,416,732 or 24.7% of net assets, at September 30, 1998.

      (d) There were no unrestricted securities of the same issue outstanding on September 30, 1998 or the dates of acquisition.

      (e) Represents 80% of the current market price of unrestricted common stock of Paracelsus Healthcare Corporation.

      (f) Represents 90% of the current market price of unrestricted common stock of Citadel Communications Corporation.

      (g) Security not current as to payment of interest.

      (h) Security exempt from registration requirements under Rule 144A of the Securities Act of 1933 which permits resales of eligible securities issued in private placements and other transactions to "Qualified Institutional Investors."

8  Baker, Fentress & Company | Third Quarter Report 1998

PORTFOLIO CHANGES EXCEEDING $2.5 MILLION

Quarter Ended September 30, 1998 - Unaudited

Purchases                                          Cost
---------                                       -----------
S&P 500 Index Put Option Dec98/1050...........  $ 6,378,779
Texas Instruments Incorporated................    5,887,735
Tribune Company...............................    5,579,465
Chancellor Media Corporation..................    4,977,589
PepsiCo, Inc..................................    4,876,418
Loral Space & Communications Ltd..............    4,393,227
S&P 500 Index Put Option Oct98/1075...........    4,367,869
Ralston Purina Company........................    3,619,843
International Business Machines
  Corporation.................................    3,463,904
United Technologies Corporation...............    3,164,359
Genentech, Inc................................    3,130,758
Phillips Electronics N.V......................    2,831,785
TRW Inc.......................................    2,699,050
                                                -----------
                                                $55,370,781
                                                ===========

Sales                                             Proceeds
-----                                           -----------
S&P 500 Index Put Option Dec98/1175...........  $13,971,770
S&P 500 Index Put Option Dec98/1150...........    8,150,531
Aetna Inc.....................................    5,900,762
Minnesota Mining and Manufacturing
  Corporation.................................    3,514,264
General Mills, Inc............................    2,797,595
Fortune Brands, Inc...........................    2,783,065
Harnischfeger Industries, Inc.................    2,699,067
                                                -----------
                                                $39,817,054
                                                ===========


BAKER FENTRESS AT A GLANCE

Baker, Fentress & Company, a domestic equity closed-end fund listed on the New York Stock Exchange (Symbol: BKF), invests for total return with an emphasis on capital appreciation. The Company's portfolio of publicly-traded securities is managed by John A. Levin & Co., Inc., a wholly-owned subsidiary. The balance of the portfolio is internally managed by the Company's officers under the supervision of its board of directors. The business of the Company was started in 1891.

The Company's portfolio includes:

 . Publicly-traded companies with focus on long-term appreciation and capital protection.

 . Illiquid private placements and controlled affiliates with higher risk but greater potential for growth.

 . Long-term investments with significant unrealized appreciation.


SELECTED DATA

As of September 30, 1998

Total net assets.................  $754,442,871
Net investment income (YTD)......  $ 13,433,498
Net realized capital gain (YTD)..  $ 89,113,551
Unrealized appreciation..........  $144,283,204
Shares outstanding...............    37,450,610
Per Share
  Net asset value................  $      20.15
  Market price...................  $    16.3125

                        Baker, Fentress & Company | Third Quarter Report 1998  9

 DIRECTORS AND OFFICERS


BOARD OF DIRECTORS

Frederick S. Addy

Bob D. Allen

Jessica M. Bibliowicz

Eugene V. Fife

J. Barton Goodwin

James P. Gorter

David D. Grumhaus

Jeffrey A. Kigner

John A. Levin

Burton G. Malkiel

David D. Peterson

William H. Springer

Dean J. Takahashi


OFFICERS

James P. Gorter      Chairman of the Board

John A. Levin        President and Chief Executive Officer

James P. Koeneman    Executive Vice President and Secretary

Scott E. Smith       Executive Vice President

Julie A. Heironimus  Treasurer and Assistant Secretary



10  Baker, Fentress & Company | Third Quarter Report 1998

                       Baker, Fentress & Company | Third Quarter Report 1998  11